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                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549

                             ___________________________

                                      FORM 8-K



                                  CURRENT REPORT
                        Pursuant to Section 13 or 15 (d) of
                        the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 January 22, 1996

                           ____________________________

                                    TEXACO INC.
              (Exact name of registrant as specified in its charter)



            Delaware                     1-27               74-1383447
(State or other jurisdiction of    (Commission File     (I.R.S. Employer
        incorporation)                  Number)         Identification Number)



       2000 Westchester Avenue,                                 10650
       White Plains, New York                                 (Zip Code)
(Address of principal executive offices)

                                    (914) 253-4000

                   (Registrant's telephone number, including area code)

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


Item 5. Other Events
--------------------

1. On January 22, 1996, the Registrant issued an Earnings Press Release entitled "Texaco Reports Results for The Fourth Quarter and Year 1995," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(c)  Exhibits

     99.1 Press Release issued by Texaco Inc. dated January 22, 1996, entitled "Texaco Reports Results for The Fourth Quarter and Year 1995."

                                      SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                          TEXACO INC.
                                                   ------------------------
                                                          (Registrant)





                                               By:       R. E. Koch
                                                    ------------------------
                                                     (Assistant Secretary)





Date:  January 23, 1996

                                                                       APPENDIX

Description of graphic material included in Exhibit 99.1.

The following information is depicted in graphic form in a Press Release issued by Texaco Inc. dated January 22, 1996, entitled "Texaco Reports Results for the Fourth Quarter and Year 1995" filed as Exhibit 99.1 to this Form 8-K:

1. The first graph is located within the eighth paragraph of Exhibit 99.1. Graph is entitled "Texaco Average U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the years 1994 and 1995. The Y axis depicts dollars per barrel from $10.00 to $18.00 with $2.00 increments. The X axis depicts the calendar quarters for the years 1994 and 1995. The plot points are as follows:

    First Quarter 1994   -  $11.02 per barrel
    Second Quarter 1994  -  $13.45 per barrel
    Third Quarter 1994   -  $14.82 per barrel
    Fourth Quarter 1994  -  $14.45 per barrel
    First Quarter 1995   -  $14.85 per barrel
    Second Quarter 1995  -  $15.85 per barrel
    Third Quarter 1995   -  $14.88 per barrel
    Fourth Quarter 1995  -  $14.89 per barrel

The following summary information is also depicted at the bottom of the graph:

    Year 1994            -  $13.43 per barrel
    Year 1995            -  $15.10 per barrel

2. The second graph is located within the tenth paragraph of Exhibit 99.1. Graph is entitled "Texaco Average U.S. Natural Gas Price Per Quarter" and is shown in dollars per MCF by quarter for the years 1994 and 1995. The Y axis depicts dollars per MCF from $0.00 to $3.00 with $.50 increments.
    The X axis depicts the calendar quarters for the years 1994 and 1995. The plot points are as follows:

    First Quarter 1994   -  $2.32 per MCF
    Second Quarter 1994  -  $2.02 per MCF
    Third Quarter 1994   -  $1.84 per MCF
    Fourth Quarter 1994  -  $1.80 per MCF
    First Quarter 1995   -  $1.68 per MCF
    Second Quarter 1995  -  $1.70 per MCF
    Third Quarter 1995   -  $1.56 per MCF
    Fourth Quarter 1995  -  $1.94 per MCF

The following summary information is also depicted at the bottom of the graph:

    Year 1994            -  $1.99 per MCF
    Year 1995            -  $1.72 per MCF

3. The third graph is located within the fifteenth paragraph of Exhibit 99.1. Graph is entitled "Texaco Average Int'l. U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the years 1994 and 1995.
    The Y axis depicts dollars per barrel from $10.00 to $18.00 with $2.00 increments. The X axis depicts the calendar quarters for the years 1994 and 1995. The plot points are as follows:

    First Quarter 1994   -  $13.12 per barrel
    Second Quarter 1994  -  $14.57 per barrel
    Third Quarter 1994   -  $16.02 per barrel
    Fourth Quarter 1994  -  $15.58 per barrel
    First Quarter 1995   -  $16.38 per barrel
    Second Quarter 1995  -  $17.30 per barrel
    Third Quarter 1995   -  $15.45 per barrel
    Fourth Quarter 1995  -  $16.18 per barrel

The following summary information is also depicted at the bottom of the graph:

    Year 1994            -  $14.88 per barrel
    Year 1995            -  $16.29 per barrel












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